INVESTOR'S WARRANT

WARRANT NO. _______

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR FILED OR REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR WITH THE SECURITIES REGULATORY AUTHORITY OF ANY STATE, BUT ARE BEING ISSUED PURSUANT TO CERTAIN EXEMPTIONS THEREUNDER. THIS WARRANT, AND SUCH SHARES OF COMMON STOCK, HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR BY THE SECURITIES REGULATORY AUTHORITY OF ANY STATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE. THIS WARRANT, AND SUCH SHARES OF COMMON STOCK, ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION THEREUNDER OR EXEMPTION THEREFROM. THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

                          WAVETECH INTERNATIONAL, INC.

                            Warrant for the Purchase
                            of Shares of Common Stock

May 1, 2000                                                       160,000 Shares

     FOR VALUE RECEIVED, Wavetech International, Inc., a Nevada corporation (the "Company"), hereby certifies that CEDAR AVENUE LLC (the "Holder"), is entitled, subject to the provisions of this Warrant, to purchase from the Company, at any time or from time to time during the applicable Exercise Period (as hereinafter defined) 160,000 fully paid and nonassessable shares of common stock of the Company, par value $0.001 per share (the "Common Stock") at the aggregate exercise price of ONE CENT ($.01) for all 160,000 shares (the "Exercise Price").

     The number and character of shares of Common Stock or other securities to be received upon exercise of this Warrant are subject to adjustment in accordance with the provisions of Section 8).

     For purposes of this Warrant, "Warrant Shares" means the shares of Common Stock deliverable upon exercise of this Warrant, as adjusted from time to time. Unless the context requires otherwise all references to Common Stock and Warrant Shares in this Warrant shall, in the event of an adjustment pursuant to Section 7 hereof, be deemed to refer also to any securities or property then issuable upon exercise of this Warrant as a result of such adjustment. This Warrant is issued pursuant to the Securities Purchase Agreement dated May 1, 2000, between the Company and Cedar Avenue LLC (the "Agreement"), and is subject to the provisions thereof.

     Section 1. EXERCISE OF WARRANT. (a) This Warrant may be exercised, as a whole or in part, at any time or from time to time during the applicable Exercise Period (as hereinafter defined) or, if such day is a day on which banking institutions in New York City are authorized by law to close, then on the next succeeding day that shall not be such a day, by presentation and surrender hereof to the Company at its principal office at the address set forth on the signature page hereof (or at such other address as the Company may hereafter notify the Holder in writing), or at the office of its stock transfer agent or warrant agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by proper payment of the aggregate applicable Exercise Price in lawful money of the United States of America in the form of a certified or cashier's check to the order of the Company or by wire transfer of same day funds, for the number of Warrant Shares specified in such form. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Company of this Warrant and such Purchase Form, together with the aggregate applicable Exercise Price (as hereinafter defined) for the number of Warrant Shares specified in such Purchase Form, at such office, or by the stock transfer agent or warrant agent of the Company, if any, at its office, the Company or the stock transfer agent or warrant agent, if any, shall issue and deliver to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate or certificates for the Warrant Shares. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become the holder of record of such Warrant Shares as of the date of the surrender of this Warrant, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder or its designee. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares.

     (b) CASHLESS EXERCISE. Notwithstanding the foregoing, in lieu of paying the Exercise Price, the Holder may, by designating a "cashless" exercise on the Purchase Form and surrendering a part of the Warrant having an aggregate Spread equal to the aggregate Exercise Price of the part Warrant being exercised, acquire a number of Warrant Shares equal to (i) the difference between (x) the Current Market Value of the Common Stock and (y) the Exercise Price, (ii) multiplied by the number of shares of Common Stock purchasable under the portion of the Warrant tendered to the Company, and (iii) divided by the Market Value of the Company's Common Stock. "Spread" means the Current Market Value of the Warrant Shares issuable upon exercise of such part of the Warrant less the Exercise Price of such part of the Warrant, in each case as adjusted as provided herein.

     (c) LIMITATION ON RIGHT AND POWER TO EXERCISE. Any provision in this warrant, the Securities Purchase Agreement or any other document to the contrary not withstanding, the Holder shall not have the right or power to exercise this warrant, either in whole or in part, if, and any attempt to do so shall be void, after having given effect to such exercise, the Holder shall be or shall be deemed to be the beneficial owner of 10% or more of the then outstanding Common Stock within the meaning or for the purposes of Section 13(d) or 13(g) of the U.S. Securities Exchange Act of 1934, as amended, or as the term "beneficial owner" is defined in Rule 13d-3 of the U.S. Securities and Exchange Commission or otherwise.

     Section 2. EXERCISE PERIOD. This Warrant shall be exercisable during the period (the "Exercise Period") beginning the date of execution of this Warrant (the "Initial Exercise Date") and ending at 5:00 p.m. (New York City time) on May 1, 2003 (the "Termination Date").

     Section 3. RESERVATION OF SHARES. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant all shares of its Common Stock or other shares of capital stock of the Company or other property from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise in accordance with the terms of this Warrant, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale (other than any restrictions on sale pursuant to applicable federal and state securities laws) and free and clear of all preemptive rights.

     Section 4. FRACTIONAL SHARES. The Company shall not be required to issue fractional shares of Common Stock on the exercise of this Warrant. If any fraction of a share of Common Stock would, except for the provisions of this
Section 4, be issuable on the exercise of this Warrant (or specified portion thereof), the Company shall pay an amount in cash calculated by it to be equal to the then Current Market Value (as hereinafter defined) per share of Common Stock multiplied by such fraction computed to the nearest whole cent. For the purposes of any computation under this Warrant, the Current Market Value per share of Common Stock or of any other equity security (herein collectively referred to as a "security") at the date herein specified shall be:

     (i) if the security is not registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the "Current Market Value" per share of the security shall be determined in good faith by the Board of Directors of the Company, or

     (ii) if the security is registered under the Exchange Act, the "Current Market Value" per share of the security shall be deemed to be the average of the daily market prices of the security for the 10 consecutive trading days immediately preceding the day as of which Current Market Value is being determined or, if the security has been registered under the Exchange Act for less than 10 consecutive trading days before such date, then the average of the daily market prices for all of the trading days before such date for which daily market prices are available. The market price for each such trading day shall be: (A) in the case of a security listed or admitted to trading on any securities exchange, the closing price on the primary exchange on which the Common Stock is then listed, on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, (B) in the case of a security not then listed or admitted to trading on any securities exchange, the last reported sale price on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reputable quotation source designated by the Company, (C) in the case of a security not then listed or admitted to trading on any securities exchange and as to which no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the Borough of Manhattan, City and State of New York, customarily published on each business day, designated by the Company, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 10 days prior to the date in question) for which prices have been so reported, and (D) if there are no bid and asked prices reported during the 10 days prior to the date in question, the Current Market Value of the security shall be determined as if the security were not registered under the Exchange Act.

     Section 5. EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT.

     (a) This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent or warrant agent, if any, for other warrants of different denomination, entitling the Holder thereof to purchase in the aggregate the same number of Warrant Shares and otherwise carrying the same rights as this Warrant.

     (b) This Warrant may be divided or combined by the Holder with other warrants that carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent or warrant agent, if any, together with a written notice specifying the names and denominations in which new warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any warrants into which this Warrant may be divided or for which it may be exchanged.

     (c) Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

     Section 6. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

     Section 7. ANTI-DILUTION PROVISIONS.

     (a) So long as this Warrant is outstanding, except as provided in paragraph
(b) of this Section 7, the Company shall not, without prior consent of the Holder, issue or sell (i) any Common Stock (other than treasury stock) without consideration or for a consideration per share less than its fair market value determined immediately prior to its issuance, or (ii) issue or sell any warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock (other than treasury stock) without consideration or for a consideration per share less than such Common Stock's fair market value determined immediately prior to its issuance. For the purpose of this Section 7, the Common Stock's fair market value shall be the closing bid price for the Common Stock on the trading day before its issuance as reported by Bloomberg LP.

     (b) The  provisions  of paragraph  (a) of this Section 7 shall not apply to
(i) Common Stock or options to acquire Common Stock issued to directors, officers or employees of the Company pursuant to bona fide compensation plans or awards, or (ii) to the sale of securities in an underwritten public offering in which the underwriters have established the price at which the securities shall be offered to the public.

     Section 8. RECLASSIFICATION, REORGANIZATION, CONSOLIDATION OR MERGER. In the event of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company (other than a subdivision or combination of the outstanding Common Stock, a change in the par value of the Common Stock or a transaction subject to Section 7) or in the event of any consolidation or merger of the Company with or into another corporation (other than a merger in which merger the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in the event of any sale, lease, transfer or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that such other corporation shall assume all of the obligations of the Company hereunder and the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale, lease, transfer or conveyance by a holder of the number of shares of Common Stock that might have been received upon exercise of this Warrant immediately prior to such reclassification, capital reorganization, change, consolidation, merger, sale, lease or conveyance. Any such provision shall include provision for adjustments in respect of such shares of stock and other securities and property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 8 shall similarly apply to successive reclassification, capital reorganizations and changes of shares of Common Stock and to successive changes, consolidations, mergers, sales, leases, transfers or conveyances. In the event that in connection with any such capital reorganization, or reclassification, consolidation, merger, sale, lease, transfer or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, as a whole or in part, for, or of, a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Section 7(a).

       Section 9. TRANSFER TO COMPLY WITH THE SECURITIES ACT. Neither this Warrant, nor any of the Warrant Shares, nor any interest therein, may be sold, assigned, pledged, hypothecated, encumbered or in any other manner transferred or disposed of, as a whole or in part, except in compliance with applicable United States federal and state securities or Blue Sky laws and the terms and conditions hereof. Each Warrant shall bear a legend in substantially the same form as the legend set forth on the first page of this initial Warrant. Each certificate for Warrant Shares issued upon exercise of this Warrant, unless at the time of exercise such exercise is registered under the Securities Act of 1933, as amended (the "Securities Act"), shall bear a legend substantially in the following form:

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR
     PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

Any certificate for any Warrant Shares issued at any time in exchange or substitution for any certificate for any Warrant Shares bearing such legend (except a new certificate for any Warrant Shares issued after registration of such Warrant Shares under the Securities Act) shall also bear such legend unless, in the opinion of counsel for the Company, the Warrant Shares represented thereby need no longer be subject to the restriction contained herein. The provisions of this Section 9 shall be binding upon all subsequent holders of certificates for Warrant Shares bearing the above legend and all subsequent Holders of this Warrant, if any. Warrant Shares sold pursuant to a Registration Statement under the Securities Act pursuant to Section 12, sold by the holder thereof in compliance with Rule 904 of the Securities Act or sold by the holder thereof in compliance with Rule 144 under the Securities Act shall thereafter cease to be deemed to be "Warrant Shares" for all purposes of this Warrant.

     Section 10. LISTING ON SECURITIES EXCHANGES. On or before the Initial Exercise Date, the Company shall list on each national securities exchange on which any Common Stock may at any time be listed, subject to official notice of issuance upon the exercise of this Warrant, all shares of Common Stock from time to time issuable upon exercise of this Warrant and the Company shall maintain, so long as any other shares of its Common Stock shall be so listed, all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of capital stock of the same class shall be listed on such national securities exchange by the Company. Any such listing shall be at the Company's expense.

     Section 11. AVAILABILITY OF INFORMATION. The Company shall comply with the reporting requirements of Sections 13 and 15(d) of the Exchange Act to the extent it is required to do so under the Exchange Act, and shall likewise comply with all other applicable public information reporting requirements of the Securities and Exchange Commission (including those required to make available the benefits of Rule 144 under the Securities Act) to which it may from time to time be subject. The Company shall also cooperate with the holder of this Warrant and the holder of any Warrant Shares in supplying such information as may be necessary for such holder to complete and file any information reporting forms currently or hereafter required by the Commission as a condition to the availability of Rule 144 or any successor rule under the Securities Act for the sale of this Warrant or the Warrant Shares. The provisions of this Section 11 shall survive termination of this Warrant, whether upon exercise of this Warrant in full or otherwise. The Company shall also provide to holders of this Warrant the same information that it provides to holders of its Common Stock.

     Section 12. REGISTRATION RIGHTS. Registration rights with respect to this Warrant and the Warrant Shares shall be governed by the Registration Rights
Agreement, dated as of the date hereof, by and between the Company and the Holder.

     Section 13. SUCCESSORS AND ASSIGNS. All the provisions of this Warrant by or for the benefit of the Company or the Holder shall bind and inure to the benefit of their respective successors, assigns, heirs and personal representatives.

     Section 14. HEADINGS. The headings of sections of this Warrant have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

     Section 15. AMENDMENTS. This Warrant may not be amended except by the written consent of the Company and the Holder.

     Section 16. NOTICES. Unless otherwise provided in this Warrant, all notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a Business Day during normal business hours where such notice is to be received), or the first Business Day following such delivery (if delivered `other than on a Business Day during normal business hours where such notice is to be received) or (b) on the second Business Day following the date of mailing by reputable courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

     IF TO THE HOLDER:                  IF TO THE COMPANY:
     Cedar Avenue LLC                   Wavetech International, Inc.
     Corporate Center                   5210 East Williams Circle, Suite 200
     Windward One, West Bay Road        Tucson, Arizona 85711
     PO Box 31106 SMB                   Attention: Gerald I. Quinn, President
     Grand Cayman, Cayman Islands       Facsimile No. (520) 750-9194
     Attention:  David Sims
     Facsimile No. (284) 494-4771

Either party hereto may from time to time change its address or facsimile number for notices under this Section 11.1 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

     Section 17. CHOICE OF LAW; VENUE; JURISDICTION. This Warrant and the other Transaction Documents defined in the Agreement shall be construed and enforced in accordance with the laws of the State of Arizona, except for (i) matters arising under the federal securities laws, which shall be construed and enforced in accordance with those laws, (ii) matters relating to the Company's organization, which shall be governed by the laws of the jurisdictions of its incorporation, and (iii) if any provision of this Agreement or any other Transaction Document is unenforceable under Arizona law but is enforceable under the laws of the State of New York, then New York law shall govern the construction and enforcement of that provision. Any controversy or claim arising out of or relating to this Agreement or any other Transaction Document (whether in contract or tort, or both, or at law or in equity) shall be determined by binding arbitration in the Borough of Manhattan, City of New York, in accordance with the Commercial Arbitration Rules (the "Rules") of the American Bar Association, before a panel of three arbitrators, one appointed by each of the

Investor and the Company, and the third chosen by the two so appointed. If the two arbitrators chosen by the parties cannot agree on a third, then the third shall be selected in accordance with the Rules. The prevailing party in any arbitration proceeding shall be awarded reasonable attorneys fees and costs of the proceeding. The arbitration award shall be final, and may be entered in any court having jurisdiction. Nothing in this paragraph shall preclude either party from applying to a court for temporary equitable relief, when appropriate, pending and subject to such temporary orders and permanent award as the arbitrator or arbitrators may make. The parties hereby consent to the exclusive jurisdiction of the United States District Court for the Southern District of New York for that purpose.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, as of the day and year first above written.

                                        WAVETECH INTERNATIONAL, INC.


                                        By /s/ Gerald I. Quinn
                                          --------------------------------------
                                          Gerald I. Quinn, President

                                        Date Signed   May 1, 2000
                                                   -----------------------------

                                  PURCHASE FORM

To: Wavetech International, Inc.:

     The undersigned irrevocably exercises the Warrant for the purchase of ____________________ shares (subject to adjustment) of Common Stock of Wavetech International, Inc. (the "Company"): for the Warrant and herewith makes payment of $____________________ (the "Exercise Price") through the following method:

     such payment of the Exercise Price being in cash or by certified or official bank check payable to the order of The Company .

     or

     By a "cashless exercise," with payment of the Exercise Price made by surrendering of such additional part of the Warrant having an aggregate Spread (as such term is defined in the Warrant) equal to the aggregate Exercise Price, all at the Exercise Price and on the terms and conditions specified in the within the Warrant Agreement therein referred to, surrenders the Warrant and all right, title and interest therein to The Company Corp. and directs (subject to Section 9 of the Warrant Agreement) that the shares of Common Stock deliverable upon the exercise of such Warrant be registered or placed in the name and at the address specified below and delivered thereto..

Date:  ________________, _______

                                        ----------------------------------------
                                        (Signature of Owner)(1)

                                        ----------------------------------------
                                        (Street Address)

                                        ----------------------------------------
                                        (City)             (State)    (Zip Code)

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(1)  The signature must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

Securities and/or check to be issued to:



Please insert social security or identifying number:



Name:



Street Address:



City, State and Zip Code:



Any unexercised part of the Warrant evidenced by the within Warrant to be issued to:



Please insert social security or identifying number:



Name:



Street Address:



City, State and Zip Code:

                               FORM OF ASSIGNMENT

     FOR VALUE RECEIVED the undersigned registered holder of the within Warrant hereby sells, assigns, and transfers unto the Assignee(s) named below (including the undersigned with respect to any part of the Warrant not being assigned hereby) all of the right of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

                                                 Social Security or       Number of Shares of
                                                 Other Identifying           Common Stock
Name of Assignee       Address of Assignee       Number of Assignee       Assigned to Assignee
----------------       -------------------       ------------------       --------------------

----------------       -------------------       ------------------       --------------------

----------------       -------------------       ------------------       --------------------

and does hereby irrevocably constitute and appoint ______________________ as the undersigned's attorney to make such transfer on the books of ______________________ Wavetech International, Inc. maintained for that purpose, with full power of substitution in the premises.

Date:  ______________, ____

                                        ----------------------------------------
                                        (Signature of Owner)(1)

                                        ----------------------------------------
                                        (Street Address)

                                        ----------------------------------------
                                        (City)             (State)    (Zip Code)

----------
(1) The signature must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.